EXHIBIT 99.2

BCP MEDIA, INC.
Table of Contents

Page
Financial Statements for the Six Months June 30, 2022 and 2021:

Balance Sheets	2

Statements of Operations	3

Statements of Stockholders' Deficit	4

Statements of Cash Flows	5

Notes to Financial Statements	6-10

Financial Statements for the Years ended December 31, 2021 and 2020:

Independent Auditor’s Report	11-12

Balance Sheets	13

Statements of Operations	14

Statements of Stockholders' Deficit	15

Statements of Cash Flows	16

Notes to Financial Statements	17-22

BCP MEDIA, INC.

Unaudited Balance Sheets

	June 30 2022	December 31 2021

ASSETS
Current assets:
Cash	$833,434	$503,237
Accounts receivable	-	-
Deferred contract costs	93,404	88,737
Prepaids and other current assets	2,545	22,858
Total current assets	929,383	614,832

Property and equipment, net	9,996	11,657

Total assets	$939,379	$626,489

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,206	$59,203
Accrued liabilities	28	88,557
Contract liabilities	516,014	617,854
Total current liabilities	517,248	765,614

Total liabilities	517,248	765,614

Stockholders' equity:
Common Stock	93	93
Additional paid-in capital	215,487	160,939
Accumulated deficit	206,051	(300,157)
Total stockholders' equity	422,131	(139,125)

Total liabilities and stockholders' equity	$939,379	$626,489

See accompanying notes to unaudited financial statements.

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BCP MEDIA, INC.

Unaudited Statements of Operations

For the Six Months Ended June 30, 2022 and 2021

	2022	2021

REVENUE	$1,650,558	$2,082,661

OPERATING EXPENSES:
Advertising	511,869	479,547
Officer and employee compensation	184,005	235,268
Affiliate payouts	191,421	466,858
Legal and Professional	127,489	264,533
General and administrative	128,827	145,047
Total operating expenses	1,143,611	1,591,253

Net income (loss) from operations	506,947	491,408

OTHER INCOME (EXPENSES):
Other income	-	23,526
Interest Expense	-	(11,973)
Total other income (expense)	-	11,553

NET INCOME (LOSS)	$506,947	$502,961

See accompanying notes to unaudited financial statements.

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BCP MEDIA, INC.

Unaudited Statements of Stockholders' Deficit

For the Six Months Ended June 30, 2022 and 2021

	Common Stock		Additional	Accumulated
	Shares	Amount	Paid-in Capital	Deficit	Total

Balance, December 31, 2020	9,000	$90	$50,942	$(278,470)	$(227,438)
Share-based compensation			54,548	-	54,548
Owner distributions			-	(364,905)	(364,905)
Net income		-	-	502,961	502,961
Balance, June 30, 2021	9,000	$90	$105,490	$(140,414)	$(34,834)

Balance, December 31, 2021	9,333	93	160,939	(300,157)	(300,064)
Share-based compensation			54,548	-	54,548
Owner distributions			-	(239)	(239)
Net income		-		506,947	506,947
Balance, June 30, 2022	9,333	$93	$215,487	$206,551	$261,192

See accompanying notes to unaudited financial statements.

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BCP MEDIA, INC.

Unaudited Statements of Cash Flows

For the Six Months Ended June 30, 2022 and 2021

	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)	$561,495	$557,509
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	1,661	1,661
Stock-based compensation	-	-
Forgiveness of PPP Loan payable	-	(23,526)
Changes in operating assets and liabilities:
Accounts receivable	-	3,560
Deferred contract costs	(4,667)	61,615
Due from related parties	-	30,000
Prepaid expenses and other current assets	20,313	17,003
Accounts payable	(57,997)	(291,167)
Accrued liabilities	(88,529)	(83,848)
Contract liabilities	(101,840)	(222,976)
Net cash used in operating activities	330,436	49,831

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	-	-
Net cash provided by (used in) investing activities	-	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Owner contributions	-	-
Owner distributions	(239)	(364,905)
Proceeds from loan payable	-	-
Proceeds from sale of common stock	-	-
Net cash provided by financing activities	(239)	(364,905)

Net change in cash	330,197	(315,074)

Cash at beginning of period	503,237	755,829

Cash at end of period	$833,434	$440,755

Supplemental disclosure of cash flow information:
Cash paid for interest	-	-
Cash paid for taxes	-	-

See accompanying notes to unaudited financial statements.

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Notes to Unaudited Financial Statements

Note 1 - Description of business and summary of significant accounting policies:

BCP Media, Inc. (the Company), an e-commerce company incorporated under the laws of the state of Florida in May 2015, is engaged in the business of empowering people to reach their full potential by helping originate business strategies and income streams for individuals who want to develop entrepreneurial plans and work for themselves. Revenues are generated primarily from the Proofread Anywhere© brand, which provides training in proofreading and marketing methods to help customers build remote businesses. The Company is headquartered in Winter Park, Florida and sells to customers throughout the world.

Basis of presentation

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP).

Use of estimates in the preparation of financial statements

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements. The reported amounts of revenues and expenses during the reporting period may be affected by the estimates and assumptions we are required to make. Estimates that are critical to the accompanying financial statements relate principally to the estimated period that course content is provided to customers and the valuation of share-based compensation. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the financial statements in the period they are determined to be necessary. It is at least reasonably possible that our estimates could change in the near term with respect to these matters.

Fair value hierarchy

The Company utilizes a valuation technique to measure the fair value of assets and liabilities by using a fair value hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

•	Level 2 - Quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly;

•	Level 3 - Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

A financial instrument's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The Company's assessment of the significance of particular inputs to these fair value measurements requires judgment and considers factors specific to each asset or liability.

The fair value of share-based compensation were determined utilizing Level 3 inputs, which included the use of a discounted cash flow model and a sales approach. There have been no changes in the methodology used at June 30, 2022.

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The methodology described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Company believes its valuation methodology is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

There were no significant transfers between Level 1 and Level 2 or into or out of Level 3 during the six months ended June 30, 2022 and 2021.

Revenue and cost recognition

The Company accounts for revenues from contracts with customers under FASB Accounting Standards Codificaton 606, Revenue from Contracts with Customers, which provides for the recognition of revenue to depict the transfer of goods and services to customers in an amount that reflects the consideration the Company expects to receive in exchange for those goods and services. Revenue is comprised of direct sales of various single proofreading courses, a coaching program, subscription-based solutions to proprietary content, and books and other products. Revenue is recognized in an amount that reflects the amount of consideration the Company expects to be entitled in exchange for transferring goods and services to the customer.

The majority of the Company's revenue relates to sales of access to the Company's course content that allows a customer to earn a completion document, although the majority of the customers utilize the courses for educational purposes. These courses are delivered through online portals. The Company identified one performance obligation consisting of customer access to course content. As the customer simultaneously receives and consumes the benefit provided by the Company's courses, the Company determined that over time recognition is appropriate. Accordingly, the Company recognizes revenue over time using historical experience, which approximates the period that the customer accesses course content.

The Company also generates a portion of revenue from its subscription-based solution offerings, which provide the customer online access to the Company's proprietary content. Revenue is recognized ratably over the contract term, which is generally one year.

The Company further generates revenue from the sale of books and other products, which provide the customer with the right to take possession of the products, either in tangible or electronic form. Revenue for the sale of books and other products is recognized when products are shipped or possession and control of products have otherwise been transferred to the customer.

A portion of the Company's revenue is generated from commissions earned through a strategic alliance and affiliate programs. Under the terms of the strategic alliance, the Company earns commissions of 10% of gross sales net of refunds generated by the alliance partner. The Company earns commissions that range from 20% to 50% of each referred sale under various affiliate programs. Revenue from commissions is recognized monthly as it is earned.

Deferred revenue (a contract liability) is recorded when amounts charged to customers are collected in advance of satisfaction of the Company's performance obligations. Contract liabilities totaled approximately $516,000 and $618,000 at June 30, 2022 and December 31, 2021, respectively, and are presented as contract liabilities in the accompanying balance sheets.

During the six months ended June 30, 2022 and 2021, the Company recognized approximately $1,445,000 and $1,835,000 in revenue over time as services are delivered and the remaining $206,000 and $248,000 at a point in time, respectively.

Accounts receivable

Consideration in exchange for transferring goods and services to customers are collected at the time the goods and services are transferred, which results in no accounts receivable being recognized. Revenue generated from sales made through partners is stated at the amount management expects to collect, which generally is not significant. The Company has no accounts receivable at June 30, 2022.

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Affiliate payouts

The Company incurs costs that are incremental to obtaining a contract, which generally relate to commissions paid to third-party affiliates (affiliate payouts) for the referral of customers who purchase a course. Affiliate payouts with expected amortization periods of more than one year are capitalized and amortized over the expected period of benefit, which the Company determined to be between 15 and 18 months, based on the period of customer access to course content. Capitalized affiliate payouts totaled approximately $93,000 and $89,000 at June 30, 2022 and December 31, 2021, respectively, and are presented as deferred contract costs in the accompanying balance sheets. Affiliate payouts expense totaled approximately $191,000 and $467,000 for the six months ended June 30, 2022 and 2021, respectively, and are included in operating expenses in the accompanying statements of operations. When the expected amortization period is one year or less, the Company charges the affiliate payout to expense as incurred.

Cash and cash equivalents

For purposes of the statements of cash flows, we consider all highly-liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Property and equipment

Property and equipment, which is comprised of computer equipment, is stated at cost. Major additions are capitalized whereas expenditures for maintenance and repairs and minor additions are charged to operations as incurred. Depreciation is provided using the straight- line method over the estimated useful lives of 5 years.

Impairment of long-lived assets

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured at the amount by which the carrying amount of the assets exceeds the fair value of the assets. There were no impairment charges recognized during the six months ended June 30, 2022.

Advertising

The Company expenses all advertising costs as incurred. Advertising costs were approximately $512,000 and $480,000 for the six months ended June 30, 2022 and 2021, respectively.

Income taxes

The Company has elected to be treated as an S Corporation for income tax purposes, and is therefore not subject to income taxes; rather, the results of the Company's operations flow through to the Company's stockholders for inclusion in their personal income tax returns.

Therefore, the accompanying financial statements do not include any provision and/or liability for income taxes. The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authority, based on the technical merits of the position. All federal and state income tax positions taken or anticipated to be taken in the income tax returns are attributable to the owners and not to the entity. As of June 30, 2022, there are no known items which would result in a material accrual related to where the Company has federal or state attributable tax positions.

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Note 2 - Line of credit:

The Company had a line of credit with Seacoast National Bank that allowed for maximum borrowing of $250,000. Any advances on the line bore interest at the prime rate plus 1% and were secured by substantially all of the Company's assets and the unconditional personal guaranty of the Company's majority stockholder. No amounts were drawn on the line since its inception on November 9, 2020. The line of credit was closed on May 4, 2022.

Note 3 - PPP loan payable:

On April 29, 2020, the Company received a loan in the amount of $20,832 under the Payroll Protection Program (PPP loan payable). The loan accrued interest at a rate of 1%.

Under the requirements of the Coronavirus Aid, Relief, and Economic Security Act, as amended by the PPP Flexibility Act and Consolidated Appropriations Act, 2021, proceeds may only be used for the Company's eligible payroll costs (with salary capped at $100,000 on an annualized basis for each employee), or other eligible costs related to rent, mortgage interest, utilities, covered operations expenditures, covered property damage, covered supplier costs, and covered worker protection expenditures, in each case paid during the 8-week or 24-week period following disbursement. The PPP loan payable may be fully forgiven if (i) proceeds are used to pay eligible payroll costs or other eligible costs and (ii) full-time employee headcount and salaries are either maintained during the 8-week or 24-week period following disbursement or restored by December 31, 2020. If not maintained or restored, any forgiveness of the PPP loan payable would be reduced in accordance with the regulations that were issued by the Small Business Administration (SBA). All the proceeds of the PPP loan payable were used by the Company to pay eligible payroll costs and the Company maintained its headcount and otherwise complied with the terms of the PPP loan payable.

The Company was legally released from the PPP loan payable by the SBA on June 8, 2021, and recognized $20,832 of forgiveness of debt income which is included in other income in the accompanying 2021 statement of operations.

Note 4 - Transactions with related parties:

Due from related parties consists of $30,000 of advances made to two officers of the Company during the year ended December 31, 2020. The advances are unsecured, non- interest bearing, and due on demand. During the six months ended June 30, 2021, the advances were repaid through the offset against bonuses earned by the officers.

Note 5 - Share-based compensation:

As part of an employment agreement with the Company's Chief Executive Officer (CEO) (the Agreement) discussed in Note 6, and assuming the CEO remains in the employ of the Company, the Agreement entitles the CEO to receive equity in the Company equal to 10% of the outstanding shares. The shares vested 33.333% on July 15, 2021, and will vest 33.333% on July 15, 2022, and 33.334% on July 15, 2023. Irrespective of such vesting schedule, any unvested and/or ungranted shares will vest immediately if the executive dies or is disabled, or if there is change in control of the Company (assuming the CEO is employed by the Company immediately prior to the occurrence of any such events).

Share-based compensation expense related to the Agreement is expensed over the service term and was $54,548 and $54,548 for the six months ended June 30, 2022 and 2021, respectively, which is included in officer and employee compensation in operating expenses in the statements of operations. Total share-based compensation expense related to non- vested awards not yet recognized was approximately $115,000 at June 30, 2022. Based on the nature of the award and the employment status of the recipient, the Company is anticipating no significant forfeitures in future periods.

Note 6 - Commitment:

The Company is obligated to its CEO and its Executive Chairman under separate employment agreements dated July 15, 2020, which have initial terms of three years and automatically renew thereafter for succeeding terms of one year unless otherwise terminated in accordance with the terms of the agreements. In addition to the rights and obligations discussed in Note 5, the employment agreements provide the executives with stated minimum annual salaries totaling $300,000, and the rights to be eligible to receive annual performance-based bonuses up to $247,500. The agreements also provide the officers with certain other employment benefits. In the event the CEO's employment with the Company is terminated without cause or by the CEO with good reason, both of which as defined in the Agreement, the Company will be obligated to pay the CEO one year of his then-current base salary and then-current maximum bonus.

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Note 7 - Concentration of credit risk:

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash. The Company maintains all of its cash in deposit accounts with one financial institution and two reputable payment processing platforms. Cash deposit balances with the financial institution frequently exceed federally-insured limits and amounts held by the payment processing platforms are not insured by FDIC. The Company has not experienced any losses in such accounts.

Note 8 - Risks and uncertainties:

In March 2020, the World Health Organization declared the novel coronavirus (COVID-19) outbreak a pandemic and the President of the United States declared it a national emergency. The COVID-19 pandemic remains subject to the development and severity of new variants. The extent of the impact of COVID-19 on operations and financial results will depend on future developments, including the duration and spread of the outbreak within the markets in which the Company operates, government actions and programs, and the related impact on consumer confidence and spending, all of which are highly uncertain.

Note 9 - Settlement:

In July 2021, the Company discovered a security incident. The Company's investigation indicated that the affiliate management software used to track and pay affiliate payouts was infiltrated causing excess payments to be made in 2021 and 2020. The Company resolved the incident in the third quarter of 2021 and received an insurance settlement of $250,000, which is included in other income in the accompanying 2021 statement of operations. In addition, the Company recovered approximately $188,000 in excess affiliate payments in 2021, which are included in affiliate payouts in the accompanying 2021 statement of operations. The Company has since changed affiliate management software providers to prevent future similar occurrences.

Note 10 – Subsequent events:

The Company has evaluated subsequent events through December 29, 2022, which is the date these financial statements were available to be issued. All subsequent events, if any, requiring recognition as of June 30, 2022, have been incorporated into these financial statements.

On October 13, 2022, the Company entered into an Asset Sale and Purchase Agreement (“Onfolio Asset Purchase Agreement”) with Onfolio Holdings, Inc., a Delaware corporation (“Onfolio”), and Caitlin Pyle and Cody Lister, principals of BCP Media.

Pursuant to the Onfolio Asset Purchase Agreement, the Company sold to onfolio, substantially all the Proofreading Business (defined below) assets of the Company and assigned the acquired assets to Onfolio, which, pursuant to the Onfolio Asset Purchase Agreement and certain ancillary agreements, will operate the business of online proofreading training (the “Proofreading Business”) via the following websites: ProofreadAnywhere.com, WorkAtHomeSchool.com, and WorkYourWay2020.com.

Pursuant to the Onfolio Asset Purchase Agreement, and subject to the terms and conditions contained therein, the Company sold to Onfolio the purchased assets, all as more fully described in the Onfolio Asset Purchase Agreement. The purchase price was paid as follows: $4,499,000, plus a warrant to purchase up to 20,000 shares of the Company’s common stock at the price of $4.75 per share (the “Warrant”), with $2,100,000 paid in cash at the closing and $2,399,000 paid via a promissory note (the “Onfolio Note”).

The Onfolio Note was made by the Company from Onfolio. The Onfolio Note has the principal sum of $2,399,000 (the “Loan Amount”) and it matures on the one year anniversary from the date of the Onfolio Note (the “Maturity Date”). Interest on the outstanding principal balance of, and all other sums owing under the Loan Amount, is three percent (3%) (the “Interest Rate”), compounded annually. Upon the occurrence of an Event of Default (as defined in the Onfolio Note), the Interest Rate automatically increases to the rate of eight percent (8%) per annum, compounded annually. The Loan Amount is payable as follows: (i) commencing on the date that is thirty (30) days from the date of the Onfolio Note, and continuing monthly on such same day thereafter, the Company shall receive interest only payment from Onfolio equal to $5,997.50 per month; and (ii) the entire Loan Amount, together with all accrued but unpaid interest thereon, shall be due and payable on the Maturity Date.

The transaction closed on October 14, 2022 and will be accounted for as a business combination under ASC 805.

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401 E. Jackson Street Suite 2425 Tampa, Florida 33602 813.559.6400 www.frazierdeeter.com

INDEPENDENT AUDITOR'S REPORT

To the Stockholders

BCP Media, Inc.

Winter Park, FL

Opinion

We have audited the financial statements of BCP Media, Inc. (an S Corporation) (the Company), which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of operations, stockholders' deficit, and cash flows for the years then ended, and the related notes to the financial statements.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of BCP Media, Inc. as of December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statement that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

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Auditor's Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

June 7, 2022

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BCP MEDIA, INC.

Balance Sheets

	December 31 2021	December 31 2020

ASSETS
Current assets:
Cash	$503,237	$755,829
Accounts receivable	-	3,560
Deferred contract costs	88,737	148,003
Due from related party		30,000
Prepaids and other current assets	22,858	17,003
Total current assets	614,832	954,395

Property and equipment, net	11,657	14,989

Total assets	$626,489	$969,384

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$59,203	$292,373
Accrued liabilities	88,557	98,114
Contract liabilities	617,854	785,503
Total current liabilities	765,614	1,175,990

PPP Loan Payable		20,832
Total liabilities	765,614	1,196,822

Stockholders' equity:
Common Stock	93	90
Additional paid-in capital	160,939	50,942
Accumulated deficit	(300,157)	(278,470)
Total stockholders' equity	(139,125)	(227,438)

Total liabilities and stockholders' equity	$626,489	$969,384

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BCP MEDIA, INC.

Statements of Operations

For the Years Ended December 31, 2021 and 2020

	2021	2020
Revenues	$3,762,496	$4,059,530
Operating expenses:
Advertising	1,097,664	903,309
Officer and employee compensation	702,793	447,751
Affiliate payouts	575,533	917,630
Contract labor	265,631	640,706
Legal and professional fees	220,232	95,158
Merchant fees	121,316	140,313
Technology	96,969	106,483
Insurance	30,163	9,318
General and administrative	7,142	26,315
Contributions	3,495	35,570
Depreciation	3,332	1,666
Other	14,413	39,582
Total operating expenses	3,138,683	3,363,801
Operating income	623,813	695,729
Other income (expense):
Interest expense	(14,702)	(2,026)
Forgiveness of PPP loan payable	20,832	-
Other income	250,000	-
Total other income (expense)	256,130	(2,026)
Net income	$879,943	$693,703

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BCP MEDIA, INC.

Statements of Stockholders' Deficit

For the Years Ended December 31, 2021 and 2020

	Common Stock		Treasury Stock	Additional Paid-In	Accumulated	Total Stockholders'
	Shares	Amount	Amount	Capital	Deficit	Deficit
Balance, December 31, 2019	9,000	$90	$-	$10	$(138,391)	$(138,291)
Share-based compensation	-	-	-	50,932	-	50,932
Distributions	-	-	-	-	(833,782)	(833,782)
Net income - 2020	-	-	-	-	693,703	693,703
Balance, December 31, 2020	9,000	90	-	50,942	(278,470)	(227,438)
Share-based compensation	333	3	-	109,997	-	110,000
Distributions	-	-	-	-	(901,630)	(901,630)
Net income - 2021	-	-	-	-	879,943	879,943
Balance, December 31, 2021	9,333	$93	$-	$160,939	$(300,157)	$(139,125)

See notes to financial statements.

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Statements of Cash Flows

Increase (Decrease) in Cash and Cash Equivalents	For the Year Ended December 31,
	2021	2020
Cash flows from operating activities:
Net income	$879,943	$693,703
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	3,332	1,666
Share-based compensation	110,000	50,932
Forgiveness of PPP loan payable	(20,832)	-
Changes in assets and liabilities:
Accounts receivable, net	3,560	(3,560)
Deferred contract costs	59,266	(72,732)
Due from related parties	30,000	(30,000)
Prepaid expenses and other current assets	(5,855)	(17,003)
Accounts payable	(233,170)	238,645
Accrued liabilities	(9,557)	23,815
Contract liabilities	(167,649)	386,704
Net cash provided by operating activities
	649,038	1,272,170
Cash flows from investing activities:
Acquisition of property and equipment	-	(16,655)

Cash flows from financing activities:
Distributions	(901,630)	(833,782)
Proceeds from PPP loans payable	-	20,832
Net cash used in financing activities	(901,630)	(812,950)
Net (decrease) increase in cash and cash equivalents	(252,592)	442,565
Cash and cash equivalents, beginning of year	755,829	313,264
Cash and cash equivalents, end of year	$503,237	$755,829
Supplemental Disclosure of Cash Flow Information:
Cash paid for interest	$14,702	$2,026

See notes to financial statements.

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Notes to Financial Statements December 31, 2021 and 2020

Note 1 - Description of business and summary of significant accounting policies:

BCP Media, Inc. (the Company), an e-commerce company incorporated under the laws of the state of Florida in May 2015, is engaged in the business of empowering people to reach their full potential by helping originate business strategies and income streams for individuals who want to develop entrepreneurial plans and work for themselves. Revenues are generated primarily from the Proofread Anywhere© brand, which provides training in proofreading and marketing methods to help customers build remote businesses. The Company is headquartered in Winter Park, Florida and sells to customers throughout the world.

Basis of presentation

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP).

Use of estimates in the preparation of financial statements

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements. The reported amounts of revenues and expenses during the reporting period may be affected by the estimates and assumptions we are required to make. Estimates that are critical to the accompanying financial statements relate principally to the estimated period that course content is provided to customers and the valuation of share-based compensation. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the financial statements in the period they are determined to be necessary. It is at least reasonably possible that our estimates could change in the near term with respect to these matters.

Fair value hierarchy

The Company utilizes a valuation technique to measure the fair value of assets and liabilities by using a fair value hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

•	Level 2 - Quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly;

•	Level 3 - Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

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A financial instrument's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The Company's assessment of the significance of particular inputs to these fair value measurements requires judgment and considers factors specific to each asset or liability.

The fair value of share-based compensation were determined utilizing Level 3 inputs, which included the use of a discounted cash flow model and a sales approach. There have been no changes in the methodology used at December 31, 2021 and 2020.

The methodology described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Company believes its valuation methodology is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

There were no significant transfers between Level 1 and Level 2 or into or out of Level 3 during the years ended December 31, 2021 and 2020.

Revenue and cost recognition

The Company accounts for revenues from contracts with customers under FASB Accounting Standards Codificaton 606, Revenue from Contracts with Customers, which provides for the recognition of revenue to depict the transfer of goods and services to customers in an amount that reflects the consideration the Company expects to receive in exchange for those goods and services. Revenue is comprised of direct sales of various single proofreading courses, a coaching program, subscription-based solutions to proprietary content, and books and other products. Revenue is recognized in an amount that reflects the amount of consideration the Company expects to be entitled in exchange for transferring goods and services to the customer.

The majority of the Company's revenue relates to sales of access to the Company's course content that allows a customer to earn a completion document, although the majority of the customers utilize the courses for educational purposes. These courses are delivered through online portals. The Company identified one performance obligation consisting of customer access to course content. As the customer simultaneously receives and consumes the benefit provided by the Company's courses, the Company determined that over time recognition is appropriate. Accordingly, the Company recognizes revenue over time using historical experience, which approximates the period that the customer accesses course content.

The Company also generates a portion of revenue from its subscription-based solution offerings, which provide the customer online access to the Company's proprietary content. Revenue is recognized ratably over the contract term, which is generally one year.

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The Company further generates revenue from the sale of books and other products, which provide the customer with the right to take possession of the products, either in tangible or electronic form. Revenue for the sale of books and other products is recognized when products are shipped or possession and control of products have otherwise been transferred to the customer.

A portion of the Company's revenue is generated from commissions earned through a strategic alliance and affiliate programs. Under the terms of the strategic alliance, the Company earns commissions of 10% of gross sales net of refunds generated by the alliance partner. The Company earns commissions that range from 20% to 50% of each referred sale under various affiliate programs. Revenue from commissions is recognized monthly as it is earned.

Deferred revenue (a contract liability) is recorded when amounts charged to customers are collected in advance of satisfaction of the Company's performance obligations. Contract liabilities totaled approximately $618,000 and $786,000 at December 31, 2021 and 2020, respectively, and are presented as contract liabilities in the accompanying balance sheets. Contract liabilities totaled approximately $399,000 at December 31, 2019.

During the years ended December 31, 2021 and 2020, the Company recognized approximately $3,294,000 and $3,577,000 in revenue over time as services are delivered and the remaining $468,000 and $482,000 at a point in time, respectively.

Accounts receivable

Consideration in exchange for transferring goods and services to customers are collected at the time the goods and services are transferred, which results in no accounts receivable being recognized. Revenue generated from sales made through partners is stated at the amount management expects to collect, which generally is not significant. The Company has no accounts receivable at December 31, 2019.

Affiliate payouts

The Company incurs costs that are incremental to obtaining a contract, which generally relate to commissions paid to third-party affiliates (affiliate payouts) for the referral of customers who purchase a course. Affiliate payouts with expected amortization periods of more than one year are capitalized and amortized over the expected period of benefit, which the Company determined to be between 15 and 18 months, based on the the period of customer access to course content. Capitalized affiliate payouts totaled approximately $89,000 and $148,000 at December 31, 2021 and 2020, respectively, and are presented as deferred contract costs in the accompanying balance sheets. Affiliate payouts expense totaled approximately $576,000 and $918,000 for the years ended December 31, 2021 and 2020, respectively, and are included in operating expenses in the accompanying statements of operations. When the expected amortization period is one year or less, the Company charges the affiliate payout to expense as incurred.

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Cash and cash equivalents

For purposes of the statements of cash flows, we consider all highly-liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Property and equipment

Property and equipment, which is comprised of computer equipment, is stated at cost. Major additions are capitalized whereas expenditures for maintenance and repairs and minor additions are charged to operations as incurred. Depreciation is provided using the straight- line method over the estimated useful lives of 5 years.

Impairment of long-lived assets

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured at the amount by which the carrying amount of the assets exceeds the fair value of the assets. There were no impairment charges recognized during the years ended December 31, 2021 and 2020.

Advertising

The Company expenses all advertising costs as incurred. Advertising costs were approximately $1,098,000 and $903,000 for the years ended December 31, 2021 and 2020, respectively.

Income taxes

The Company has elected to be treated as an S Corporation for income tax purposes, and is therefore not subject to income taxes; rather, the results of the Company's operations flow through to the Company's stockholders for inclusion in their personal income tax returns.

Therefore the accompanying financial statements do not include any provision and/or liability for income taxes. The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authority, based on the technical merits of the position. All federal and state income tax positions taken or anticipated to be taken in the income tax returns are attributable to the owners and not to the entity. As of December 31, 2021, there are no known items which would result in a material accrual related to where the Company has federal or state attributable tax positions.

Subsequent events

The Company has evaluated subsequent events through June 7, 2022, which is the date these financial statements were available to be issued. All subsequent events, if any, requiring recognition as of December 31, 2021, have been incorporated into these financial statements.

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Note 2 - Line of credit:

The Company had a line of credit with Seacoast National Bank that allowed for maximum borrowing of $250,000. Any advances on the line bore interest at the prime rate plus 1% and were secured by substantially all of the Company's assets and the unconditional personal guaranty of the Company's majority stockholder. No amounts were drawn on the line since its inception on November 9, 2020. The line of credit was closed on May 4, 2022.

Note 3 - PPP loan payable:

On April 29, 2020, the Company received a loan in the amount of $20,832 under the Payroll Protection Program (PPP loan payable). The loan accrued interest at a rate of 1%.

Under the requirements of the Coronavirus Aid, Relief, and Economic Security Act, as amended by the PPP Flexibility Act and Consolidated Appropriations Act, 2021, proceeds may only be used for the Company's eligible payroll costs (with salary capped at $100,000 on an annualized basis for each employee), or other eligible costs related to rent, mortgage interest, utilities, covered operations expenditures, covered property damage, covered supplier costs, and covered worker protection expenditures, in each case paid during the 8-week or 24-week period following disbursement. The PPP loan payable may be fully forgiven if (i) proceeds are used to pay eligible payroll costs or other eligible costs and (ii) full-time employee headcount and salaries are either maintained during the 8-week or 24-week period following disbursement or restored by December 31, 2020. If not maintained or restored, any forgiveness of the PPP loan payable would be reduced in accordance with the regulations that were issued by the Small Business Administration (SBA). All the proceeds of the PPP loan payable were used by the Company to pay eligible payroll costs and the Company maintained its headcount and otherwise complied with the terms of the PPP loan payable.

The Company was legally released from the PPP loan payable by the SBA on June 8, 2021, and recognized $20,832 of forgiveness of debt income which is included in other income in the accompanying 2021 statement of operations.

Note 4 - Transactions with related parties:

Due from related parties consists of $30,000 of advances made to two officers of the Company during the year ended December 31, 2020. The advances are unsecured, non- interest bearing, and due on demand. During the year ended December 31, 2021, the advances were repaid through the offset against bonuses earned by the officers.

Note 5 - Share-based compensation:

As part of an employment agreement with the Company's Chief Executive Officer (CEO) (the Agreement) discussed in Note 6, and assuming the CEO remains in the employ of the Company, the Agreement entitles the CEO to receive equity in the Company equal to 10% of the outstanding shares. The shares vested 33.333% on July 15, 2021, and will vest 33.333% on July 15, 2022, and 33.334% on July 15, 2023. Irrespective of such vesting schedule, any unvested and/or ungranted shares will vest immediately if the executive dies or is disabled, or if there is change in control of the Company (assuming the CEO is employed by the Company immediately prior to the occurrence of any such events).

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Share-based compensation expense related to the Agreement is expensed over the service term and was $110,000 and $50,932 for the years ended December 31, 2021 and 2020, respectively, which is included in officer and employee compensation in operating expenses in the statements of operations. Total share-based compensation expense related to non- vested awards not yet recognized was approximately $169,000 and $279,000 at December 31, 2021 and 2020, respectively. Based on the nature of the award and the employment status of the recipient, the Company is anticipating no significant forfeitures in future periods.

Note 6 - Commitment:

The Company is obligated to its CEO and its Executive Chairman under separate employment agreements dated July 15, 2020, which have initial terms of three years and automatically renew thereafter for succeeding terms of one year unless otherwise terminated in accordance with the terms of the agreements. In addition to the rights and obligations discussed in Note 5, the employment agreements provide the executives with stated minimum annual salaries totaling $300,000, and the rights to be eligible to receive annual performance-based bonuses up to $247,500. The agreements also provide the officers with certain other employment benefits. In the event the CEO's employment with the Company is terminated without cause or by the CEO with good reason, both of which as defined in the Agreement, the Company will be obligated to pay the CEO one year of his then-current base salary and then-current maximum bonus.

Note 7 - Concentration of credit risk:

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash. The Company maintains all of its cash in deposit accounts with one financial institution and two reputable payment processing platforms. Cash deposit balances with the financial institution frequently exceed federally-insured limits and amounts held by the payment processing platforms are not insured by FDIC. The Company has not experienced any losses in such accounts.

Note 8 - Risks and uncertainties:

In March 2020, the World Health Organization declared the novel coronavirus (COVID-19) outbreak a pandemic and the President of the United States declared it a national emergency. The COVID-19 pandemic remains subject to the development and severity of new variants. The extent of the impact of COVID-19 on operations and financial results will depend on future developments, including the duration and spread of the outbreak within the markets in which the Company operates, government actions and programs, and the related impact on consumer confidence and spending, all of which are highly uncertain.

Note 9 - Settlement:

In July 2021, the Company discovered a security incident. The Company's investigation indicated that the affiliate management software used to track and pay affiliate payouts was infiltrated causing excess payments to be made in 2021 and 2020. The Company resolved the incident in the third quarter of 2021 and received an insurance settlement of $250,000, which is included in other income in the accompanying 2021 statement of operations. In addition, the Company recovered approximately $188,000 in excess affiliate payments in 2021, which are included in affiliate payouts in the accompanying 2021 statement of operations. The Company has since changed affiliate management software providers to prevent future similar occurrences.

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